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                       SUPPLEMENT DATED NOVEMBER 8, 1996
                             TO THE PROSPECTUS OF
                         THE CHUBB AMERICA FUND, INC.
                               DATED MAY 1, 1996


The Chubb America Fund, Inc. prospectus is amended to reflect that C. Edwin Riley has assumed the responsibility of portfolio manager of the Balanced Portfolio. Mr. Riley also serves as portfolio manager for other balanced funds and variable annuity portfolios managed by Phoenix Investment Counsel, Inc. Prior to joining Phoenix in 1995, Mr. Riley served as Senior Vice President and Director of Equity Management for Nationsbank Investment Management.